UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2012

UNITED STATIONERS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10653	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois		60015-2559
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On October 22, 2012, the Registrant announced that its wholly-owned subsidiary, United Stationers Supply Co. (“USSCO”) entered into a definitive stock purchase agreement (the “Purchase Agreement”) with the shareholders of O.K.I. Supply Co. (“O.K.I.”). Pursuant to the Purchase Agreement, USSCO has agreed to acquire 100% of the outstanding stock of O.K.I. for an all-cash purchase price of $90 million.

The Purchase Agreement contains customary representations, warranties and covenants. The Purchase Agreement also contains customary indemnification provisions pursuant to which the parties agree to indemnify each other for certain matters, including, among other things, breaches of representations, warranties and covenants in connection with the transaction. The sellers’ indemnification obligations are generally capped at the purchase price and are secured by a two-year holdback by USSCO of $4.5 million of the purchase price and a $4.5 million two-year guaranty from the principal shareholder of O.K.I. for indemnification obligations in excess of the holdback amount.

The transaction is expected to be completed in November 2012, subject to the satisfaction or waiver of customary closing conditions, including receipt of necessary consents and approvals. The transaction received Hart-Scott-Rodino regulatory clearance prior to execution of the Purchase Agreement.

On October 22, 2012, the Registrant issued a press release announcing the transaction, a copy of which is attached as Exhibit 99.1 hereto and, except for the last sentence of the third paragraph, is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The last sentence of the third paragraph of the press release attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Stock Purchase Agreement dated October 22, 2012 between United Stationers Supply Co. and the shareholders of O.K.I. Supply Co. (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request)

99.1*	Press Release, dated October 22, 2012, announcing the transaction

*	— Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED STATIONERS INC.

Date: October 25, 2012	/s/ Eric A. Blanchard
Senior Vice President, General Counsel and Secretary

UNITED STATIONERS INC.

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED OCTOBER 22, 2012

Exhibit No.	Description	Method of Filing

2.1	Stock Purchase Agreement dated October 22, 2012 between United Stationers Supply Co. and the shareholders of O.K.I. Supply Co. (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request)	Filed Herewith

99.1	Press Release, dated October 22, 2012, announcing the transaction	Filed Herewith